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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2013 to September 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS
(FORMERLY H&Q LIFE SCIENCES INVESTORS)

Annual Report

  2  0  1  4

TEKLA LIFE SCIENCES INVESTORS

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release that will provide detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount (if the Fund's stock is trading at or below net asset value) or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On September 30, 2014, the net asset value (NAV) per share of the Fund was $23.37. During the Twelve month period ended September 30, 2014, total return at NAV of the Fund was 25.40%, with distributions reinvested. The total investment return at market with distributions reinvested was 24.20% during the same period. Thus, the Fund's NAV and market return each underperformed the NASDAQ Biotech Index (NBI) return for the twelve month period. However, the Fund's NAV and the market returns over performed the S&P 500 Index for the twelve month period. In addition, the Fund's NAV returns and market returns exceeded the broad S&P 500 Index during the six month period ending September 30, 2014. The NASDAQ Biotech Index returns during the six months period were higher than the Fund's NAV and Market returns. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/14	Twelve Months Ended 9/30/14
At Market	5.83%	24.20%
At Net Asset Value	12.17%	25.40%
NASDAQ Biotech Index	15.95%	30.91%
S&P 500 Index	6.42%	19.72%

Investment Highlights

Recent performance of the healthcare/biotechnology sector has been exemplary. And while we are generally satisfied with the performance of the sector, after a prolonged period of such performance, it is appropriate to take a step back and re-evaluate the potential for continued price appreciation. For reference, we present in the following table, recent sector performance versus that of the broad stock market. Using the S&P 1500 Healthcare Index, the Nasdaq Biotech Index (NBI) and the S&P 500 Index, as proxies for the healthcare, biotechnology and broad market sectors, respectively, we can compare annualized performance through September 30, 2014 of these sectors as follows:

Index	1 Year (%)	5 Year (%)	10 Year (%)
S&P 500	19.72	15.68	8.10
S&P 1500 Healthcare	27.47	20.04	10.74
NBI	30.91	28.35	15.23

(Source: Bloomberg)

As is obvious, the healthcare/biotechnology sector has outperformed the broad market in each of the one, five and ten year periods presented. The Fund has benefitted from this sector performance. However, while past performance can be encouraging, we are mostly focused on the future.

While one can never predict what will happen going forward, our view is that the future for healthcare remains bright. This view is based on several factors. First, as described above, the qualitative fundamentals are favorable. That is, the population is getting older. And people spend more on healthcare as they get older. This should benefit our sector.

Second, we think valuations in healthcare remain reasonable, especially given the sustained outperformance we have seen over a relatively long period. Analysts use various methods to gauge valuation. Price to earnings (i.e., P/E) ratio is probably most commonly used. From a P/E perspective, healthcare and biotechnology are a bit more expensive than the broad market. (see below). However, it is our view that growth, in general, and earnings growth in particular, drive value. In our view, the ratio of P/E to growth (i.e., PEG ratio) of a company/sector is one of the best ways to assess valuation (see the chart below). As of September 2014, the PEG of the S&P1500 Healthcare group as whole is a bit more expensive than the broad S&P500 market. However, as is usually the case these are subsectors which exhibit attractive (i.e. lower) PEG ratios. For example, the PEG of the biotech sector is attractive. Other sectors such as managed care and healthcare facilities are also attractively priced. We often use such valuation measures in deciding what sectors and individual stocks should be considered for purchase.

Index	P/E	Expected Growth (%)	PEG
S&P 500	16.7	8.6	1.9
S&P 1500 Healthcare	18.1	7.7	2.3
NBI*	18.2	17.1	1.1

(* profitable NBI Companies) (Source: Bloomberg)

Separate from these "macro" perspectives, we are also optimistic about the healthcare and biotechnology sectors on a more fundamental basis. Certainly these sectors have benefitted in recent years from the approval and subsequent commercialization of a spate of new and novel products. Over the last five or so years, for example, we have seen the development of drugs that actually make fundamental improvements (rather than merely address symptoms or side effects) associated with such diseases as cystic fibrosis and Hepatitis C. We have also seen the development of new drugs that have effectively turned hematologic cancers like multiple myeloma almost into chronic diseases. In addition several drugs are now approved which materially improve the prospects of patients with pancreatic cancer and melanoma. We have also seen the approval of the Affordable Care Act that has increased access of at least several million individuals to health insurance. This is likely to increase use of health care service and products. We have also seen what looks to us like a more accommodative FDA. While this federal agency has certainly not decreased its requirements for product approval, it has created new mechanisms for "breakthrough" products to be more expeditiously evaluated for approval. No less importantly, we have seen a significant increase in the number and size of merger and acquisition interest in the healthcare and biotechnology sectors. In the last year in particular, we have seen the approval of a number of new and differentiated products. Through the September 30, 2014, twenty-nine new medical entities have been approved; this suggests that 2014 could be one of the best years ever for such approvals. As an example, Sovaldi (marketed by Gilead Sciences, Inc.) has recently been approved and is revolutionizing the treatment of Hepatitis C. This product, in conjunction with its follow on siblings, Harvoni and others, will likely be one of the best drug launches ever. In addition novel drugs to treat such disparate diseases as diabetes, idiopathic pulmonary fibrosis, psoriatic arthritis, melanoma, lung cancer as well as specific forms of lymphoma and leukemia have been approved in 2014. In our view, the breadth, depth and number of products approved in 2014 is evidence of the product development capability of the healthcare sector and bodes well for the future.

In addition to specific product development accomplishments, we note that in the last year we have seen more than 100 new healthcare IPOs. This has been one of the most promising periods of new public company formation in the history of the industry. It has created a new generation of fledgling companies that is now well funded and led by knowledgeable and experienced pharmaceutical/biotechnology executives. In combination with the existing group of companies, we think the industry is poised to change the world of medicine in the coming years.

While we are quite optimistic about the future of healthcare and biotechnology, we note that it can be a somewhat volatile sector. There is no question that while there have been and will be spectacular success in the sector, there will also be notable clinical and regulatory failures along the way. We have seen both promising and disappointing events in the last year. Certainly clinical data reported in the area of liver disease, cystic fibrosis, multiple sclerosis as well as in breast and prostate cancer are encouraging. But there have also been notable clinical failures in ALS, prostate cancer and other areas. There have also been notable commercial disappointments. For example, while three products have recently been approved to treat obesity, none has as yet demonstrated what we see as unequivocal commercial success. So the field of healthcare investing remains a complicated area.

Moreover, there are a few real uncertainties in how the future will play out. Drug pricing is probably the best example of this uncertainty.

It has been widely publicized that Sovaldi, Gilead's drug to treat Hepatitis C, costs $1000/per pill and upwards of $80,000 per twelve week course of therapy. Proponents of this drug, including ourselves, argue that this is a fair and appropriate price for a breakthrough drug that "cures" a heretofore difficult to treat disease and prevents significant subsequent cost and suffering. From our perspective Sovaldi is a terrific example of the capability of the product development capability of the industry. One the other hand, opponents of the drug argue that the cost associated with this and other drugs is too high and could bankrupt the healthcare system.

We agree that some drugs, the so-called "me-too" drugs that do not offer differentiated capability relative to existing drugs, may well be over-priced. But we see a large number of high value, differentiated products being developed that will address currently unmet medical needs and/or improve the quality of life for patients. Given the population demographics described above, we believe that the future of healthcare is very promising. We wouldn't rule out (and probably expect) a pullback along the way, but really do think the intermediate and long-term prospects for healthcare are solid.

Portfolio Highlights

The NBI Index performed well during the Fund's fiscal year, exceeding the returns of HQL. In this period, performance of the largest capitalization biotech companies generally benefitted the NBI Index and the Fund. Throughout the fiscal year, the largest capitalization stocks in the NBI were among the best contributors to the Index's return. The largest companies in this index include Gilead, Celgene Corporation, Biogen Idec, Inc., Illumina, Inc. and Amgen, Inc. Each made a material contribution to the Fund's return. The Fund also benefitted from owning a number of stocks; including BioDelivery Sciences International, Inc., Shire plc, Vertex Pharmaceuticals, Inc., Actavis plc and Merrimack Pharmaceuticals; during the period ending September 30, 2014. Conversely, HQL was negatively affected by owning several stocks; including MEI Pharma, Inc., Clovis Oncology, Inc. and OncoGenex Pharmaceuticals, Inc.

Rights Offering

As you may know the Fund announced the completion of a rights offering on June 25, 2014. Effectively, shareholders as of the record date were entitled to purchase one newly issued share of the Fund for each three shares owned. The subscription price of the rights offering was $19.750 which equaled 95% of the volume weighted average price of shares on the NYSE on June 24, 2014 and the three preceding business days. The Fund received approximately $66.8 million from this offering. The basis for undertaking the offering was described in detail in the Fund's N2 filing to the SEC associated with the offering. Please refer to this filing and the above discussion for details. However, in short, Tekla believes that the opportunity to invest in healthcare at this time is compelling and that the offering provided the benefits detailed in the N2.

Investment Changes

During the twelve month period ended September 30, 2014, within the public portfolio, the Fund established positions in several companies including Agios Pharmaceuticals, Inc., BioDelivery Sciences, bluebird bio, Inc., Epizyme, Inc., Karyopharm Therapeutics Inc., KYTHERA Biopharmaceuticals Inc., Momenta Pharmaceuticals, Inc., PerkinElmer, Inc., PTC Therapeutics, Inc., Spectrum Pharmaceuticals, Inc., Synageva BioPharma Corp. and Thermo Fisher Scientific, Inc. During the same twelve month period, the Fund exited its position in several companies including, ARIAD Pharmaceuticals, Inc., Amarin Corporation plc, Avanir Pharmaceuticals, Inc., Auxilium Pharmaceuticals,Inc., Hologic, Inc., Onyx Pharmaceuticals Inc., Synta Pharmaceuticals Corp., Puma Biotechnology, Inc., Questcor Pharmaceuticals, Inc., Medivation, Inc., Gentium, SpA., Foundation Medicine, Inc. and Warner Chilcott plc.

During the same twelve month period, within the venture portfolio, the Fund made follow-on investments in CardioKinetix, Inc., IlluminOss Medical, Inc., Insightra Medical, Inc. Neurovance, Inc. and Palyon Medical Corporation. During this period, MacroGenics, Inc. and Celladon Coporation went public.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of September 30, 2014

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	13.5%
Celgene Corporation Biotechnologies/Biopharmaceuticals	9.3%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	5.2%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.8%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.4%
Amgen Inc. Biotechnologies/Biopharmaceuticals	4.3%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	4.0%
Incyte Corporation Drug Discovery Technologies	2.9%
Actavis plc Generic Pharmaceuticals	2.5%
Shire plc Pharmaceuticals	2.2%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2014

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS - 8.0% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 6.0%	VALUE
	Biotechnologies/Biopharmaceuticals - 0.6%
2,568,939	EBI Life Sciences, Inc. Series A (c)	$13,102
2,862,324	Euthymics Biosciences, Inc. Series A (c)	1,099,991
2,568,939	Neurovance, Inc. Series A (c)	199,863
16,718,379	Neurovance, Inc. Series A-1 (c)	1,300,690
		2,613,646
	Healthcare Services - 1.8%
3,589,744	PHT Corporation Series D (c)	6,102,565
802,996	PHT Corporation Series E (c)	1,461,453
99,455	PHT Corporation Series F (c)	282,452
		7,846,470
	Medical Devices and Diagnostics - 3.6%
2,338,198	AlterG, Inc. Series C	958,661
79,330	CardioKinetix, Inc. Series C	1,116,094
142,574	CardioKinetix, Inc. Series D	542,779
439,333	CardioKinetix, Inc. Series E	1,250,781
N/A (d)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (d)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
8,822	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
2,161,090	Dynex Technologies, Inc. Series A	1,080,545
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
2,615,919	IlluminOss Medical, Inc. Series C-1	1,002,943
5,126,388	Insightra Medical, Inc. Series C (c)	2,170,000
2,446,016	Labcyte, Inc. Series C	1,743,765
107,178	Labcyte, Inc. Series D	88,915
2,161,090	Magellan Diagnostics, Inc. Series A	1,480,995
98,824	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0
9,606,373	Palyon Medical Corporation Series A (c)	9,606
18,832,814	Palyon Medical Corporation Series B (c)	653,499

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
N/A (d)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	$0
43,478	TherOx, Inc. Series H	435
99,646	TherOx, Inc. Series I	997
3,280,000	Tibion Corporation Series B	0
N/A (d)	Tibion Corporation warrants (expiration 07/12/17)	0
N/A (d)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (d)	Tibion Corporation warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	2,633,396
1,307,169	Veniti, Inc. Series B (c)	1,386,253
		16,119,664
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS	26,579,780
PRINCIPAL AMOUNT	Convertible Notes - 2.0%
	Biotechnologies/Biopharmaceuticals - 0.5%
$1,485,000	Merrimack Pharmaceuticals, Inc. 4.5%, due 7/15/20	2,308,246
	Drug Discovery Technologies - 0.0%
700,000	deCode Genetics, Inc. 3.5%, due 4/15/11 (a) (b)	0
	Medical Devices and Diagnostics - 0.1%
251,153	CardioKinetix, Inc. Cvt. Promissory Note, 6.00%, due 8/15/15 (Restricted)	251,153
	Pharmaceuticals - 1.4%
1,500,000	Spectrum Pharmaceuticals, Inc., 2.75% due 12/15/18 (g)	1,554,375
2,000,000	Supernus Pharmaceuticals, Inc., 7.50% due 5/1/19 (g)	3,597,500
1,350,000	TetraLogic Pharmaceuticals Corp, 8.00% due 6/15/19 (a) (g)	1,287,563
		6,439,438
	TOTAL CONVERTIBLE NOTES	8,998,837

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

PRINCIPAL AMOUNT	Non-Convertible Notes (Restricted) (a) (b) - 0.0%	VALUE
	Medical Devices and Diagnostics - 0.0%
$238,286	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	$0
28,211	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS (Cost $35,801,040)	35,578,617
SHARES	COMMON STOCKS AND WARRANTS - 89.8%
	Biotechnologies/Biopharmaceuticals - 65.9%
69,092	Acorda Therapeutics, Inc. (b)	2,340,837
127,799	Alexion Pharmaceuticals, Inc. (b)	21,191,630
77,253	Alkermes plc (b)	3,311,836
61,595	Alnylam Pharmaceuticals, Inc. (b)	4,810,569
136,594	Amgen Inc.	19,185,993
501,553	BioDelivery Sciences International, Inc. (b)	8,571,541
54,182	Biogen Idec, Inc. (b)	17,923,947
128,432	BioMarin Pharmaceutical Inc. (b)	9,267,653
54,527	bluebird bio, Inc. (b)	1,956,429
436,322	Celgene Corporation (b)	41,354,599
300,856	Celladon Corporation (a) (b)	2,989,606
4,940	Celladon Corporation warrants (Restricted, expiration 10/10/18) (a) (b)	25,046
1,892	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	0
104,051	Clovis Oncology, Inc. (b)	4,719,753
99,176	Cubist Pharmaceuticals, Inc. (b)	6,579,336
141,262	Epizyme, Inc. (b)	3,829,613
563,820	Gilead Sciences, Inc. (b)	60,018,639
207,030	Infinity Pharmaceuticals, Inc. (b)	2,778,343
101,966	Karyopharm Therapeutics Inc. (b)	3,562,692
111,433	KYTHERA Biopharmaceuticals Inc. (b)	3,650,545
12,743	MacroGenics, Inc. (b)	266,329
243,920	MEI Pharma, Inc. (b)	1,683,048
567,787	Merrimack Pharmaceuticals, Inc. (b)	4,985,170
353,475	Momenta Pharmaceuticals, Inc. (b)	4,008,406
417,272	Neurocrine Biosciences, Inc. (b)	6,538,652
82,900	NPS Pharmaceuticals, Inc. (b)	2,155,400

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
113,100	OncoGenex Pharmaceuticals, Inc. (b)	$301,977
37,500	OncoGenex Pharmaceuticals, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	0
79,150	PTC Therapeutics, Inc. (b)	3,483,392
54,522	Regeneron Pharmaceuticals, Inc. (b)	19,656,271
5,000	Sage Therapeutics, Inc. (b)	157,500
56,000	Synageva BioPharma Corp. (b)	3,851,680
514,628	Verastem, Inc. (b)	4,384,631
206,557	Vertex Pharmaceuticals, Inc. (b)	23,198,417
		292,739,480
	Drug Delivery - 1.0%
260,583	Heron Therapeutics, Inc. (b)	2,170,656
103,333	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	427,387
575,640	IntelliPharmaceutics International Inc. (b) (c)	1,732,677
319,800	IntelliPharmaceutics International Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	204,672
		4,535,392
	Drug Discovery Technologies - 2.9%
259,915	Incyte Corporation (b)	12,748,831
46	Zyomyx, Inc. (Restricted) (a) (b)	11
		12,748,842
	Generic Pharmaceuticals - 9.6%
46,815	Actavis plc (b)	11,295,523
255,050	Akorn, Inc. (b)	9,250,663
99,469	Impax Laboratories, Inc. (b)	2,358,410
147,916	Mylan, Inc. (b)	6,728,699
18,854	Perrigo Company plc (f)	2,831,682
122,830	Sagent Pharmaceuticals, Inc. (b)	3,820,013
115,118	Teva Pharmaceutical Industries Ltd. (e)	6,187,593
		42,472,583
	Healthcare Services - 0.2%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	777,777
	Medical Devices and Diagnostics - 4.0%
226,902	Accuray, Inc. (b)	1,647,308
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	75,976
17,668	IDEXX Laboratories, Inc. (b)	2,081,820
47,854	Illumina, Inc. (b)	7,844,228
68,058	PerkinElmer, Inc.	2,967,329
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
24,884	Thermo Fisher Scientific Inc.	3,028,383
		17,645,137

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

SHARES	Pharmaceuticals - 6.2%	VALUE
35,000	Agios Pharmaceuticals, Inc. (b)	$2,147,250
104,773	Endo International PLC (b)	7,160,187
232,784	Ironwood Pharmaceuticals, Inc. (b)	3,015,717
35,148	Jazz Pharmaceuticals plc (b)	5,643,363
37,379	Shire plc (e)	9,683,030
		27,649,547
	TOTAL COMMON STOCKS AND WARRANTS (Cost $227,421,680)	398,568,758
	EXCHANGE TRADED FUND - 1.3%
21,705	iShares Nasdaq Biotechnology ETF	5,939,139
	TOTAL EXCHANGE TRADED FUND (Cost $5,206,535)	5,939,139
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 0.9%
$4,132,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $4,132,000, 0.00%, dated 09/30/14, due 10/01/14 (collateralized by U.S. Treasury Bond 8.00%, due 11/15/21, market value $4,219,425)	4,132,000
	TOTAL SHORT-TERM INVESTMENT (Cost $4,132,000)	4,132,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 100.0% (Cost $272,561,255)	444,218,514

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

(continued)

INTEREST	MILESTONE INTEREST (Restricted) (a) (b) - 0.0% of Net Assets	VALUE
	Biotechnologies/Biopharmaceuticals - 0.0%
1	Targegen Milestone Interest	$0
	TOTAL MILESTONE INTERESTS (Cost $2,962,363)	0
	TOTAL INVESTMENTS - 100.0% (Cost $275,523,618)	444,218,514
	OTHER LIABILITIES IN EXCESS OF ASSETS - 0.0%	(131,298)
	NET ASSETS - 100%	$444,087,216

(a)  Security fair valued. See Investment Valuation for Fair Value Measurments.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $19,250,219).

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

ASSETS:
Investments in unaffiliated issuers, at value (cost $254,415,013)	$424,968,295
Investments in affiliated issuers, at value (cost $18,146,242)	19,250,219
Milestone interests, at value (cost $2,962,363)	0
Total investments	444,218,514
Cash	2,341
Dividends and interest receivable	126,200
Prepaid expenses	25,819
Other assets (see Note 1)	468,897
Total assets	444,841,771
LIABILITIES:
Payable for investments purchased	140,621
Accrued advisory fee	347,140
Accrued shareholder reporting fees	41,402
Accrued trustee fees	698
Accrued other	224,694
Total liabilities	754,555
Contingencies and Commitments (see Notes 1 and 5)
NET ASSETS	$444,087,216
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 19,005,906 shares issued and outstanding	$262,952,324
Accumulated net investment loss	(2,853,932)
Accumulated net realized gain on investments, milestone interests, options and foreign currencies	15,293,928
Net unrealized gain on investments and milestone interests	168,694,896
Total net assets (equivalent to $23.37 per share based on 19,005,906 shares outstanding)	$444,087,216

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2014

INVESTMENT INCOME:
Dividend income (net of foreign tax of $23,554)	$643,984
Interest and other income	232,804
Total investment income	876,788
EXPENSES:
Advisory fees	3,817,526
Administration and auditing fees	189,008
Trustees' fees and expenses	167,176
Legal fees	166,896
Custodian fees	97,961
Shareholder reporting	82,171
Transfer agent fees	57,267
Other (see Note 2)	134,233
Total expenses	4,712,238
Less: Management fee waiver (see Note 2)	(69,673)
Net expenses	4,642,565
Net investment loss	(3,765,777)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,965,177
Investments in affiliated issuers	265,130
Closed or expired option contracts written	75,355
Foreign currency transactions	(1,816)
Net realized gain	29,303,846
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	63,505,181
Investments in affiliated issuers	3,941,782
Milestone interests	(3,717,775)
Change in unrealized appreciation (depreciation)	63,729,188
Net realized and unrealized gain (loss)	93,033,034
Net increase in net assets resulting from operations	$89,267,257

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2014		Year ended September 30, 2013
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($3,765,777)		($3,169,959)
Net realized gain	29,303,846		23,967,387
Change in net unrealized appreciation	63,729,188		63,847,870
Net increase in net assets resulting from operations	89,267,257		84,645,298
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(27,402,925)		(19,047,353)
Total distributions	(27,402,925)		(19,047,353)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (626,859 and 566,146 shares, respectively)	13,439,253		9,611,077
Net proceeds of shares issued in connection with the Fund's rights offering (3,384,155 and 0 shares, respectively)	66,494,456		—
Total capital share transactions	79,933,709		9,611,077
Net increase in net assets	141,798,041		75,209,022
NET ASSETS:
Beginning of year	302,289,175		227,080,153
End of year	$444,087,216		$302,289,175
Accumulated net investment loss included in net assets at end of year	($2,853,932	) (a)	($1,413,827	) (a)

(a) Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($171,466,122)
Purchases to close option contracts written	(197,375)
Net maturities of short-term investments	(1,433,741)
Sales of portfolio securities	124,058,922
Proceeds from option contracts written	292,512
Interest income received	188,046
Dividend income received	640,162
Other operating receipts (expenses paid)	(4,647,429)
Net cash used in operating activities	(52,565,025)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(13,963,672)
Fund shares sold	66,494,456
Net cash provided by financing activities	52,530,784
NET DECREASE IN CASH	(34,241)
CASH AT BEGINNING OF YEAR	36,582
CASH AT END OF YEAR	$2,341
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$89,267,257
Purchases of portfolio securities	(171,466,122)
Purchases to close option contracts written	(197,375)
Net maturities of short-term investments	(1,433,741)
Sales of portfolio securities	124,058,922
Proceeds from option contracts written	292,512
Accretion of discount	11,748
Net realized gain on investments, options and foreign currencies	(29,303,846)
Increase in net unrealized appreciation (depreciation) on investments	(63,729,188)
Increase in dividends and interest receivable	(60,328)
Increase in accrued expenses	119,815
Increase in prepaid expenses and other assets	(124,679)
Net cash used in operating activities	($52,565,025)

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $13,439,253.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2014		2013	2012		2011		2010
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, Beginning of year	$20.16		$15.74	$11.70		$11.51		$11.32
Net investment loss (1)	(0.23)		(0.22)	(0.09	)(2)	(0.19	)(3)	(0.09	)(4)
Net realized and unrealized gain	5.71		5.94	5.54		1.26		0.53
Total increase (decrease) from investment operations	5.48		5.72	5.45		1.07		0.44
Distributions to shareholders from:
Net realized capital gains	(1.70)		(1.30)	(1.49)		(1.01)		(0.29)
Total distributions	(1.70)		(1.30)	(1.49)		(1.01)		(0.29)
Increase resulting from shares repurchased	—		—	0.08		0.13		0.04
Change due to rights offering	(0.57	)(5)	—	—		—		—
Net asset value per share, end of year	$23.37		$20.16	$15.74		$11.70		$11.51
Per share market value, end of year	$22.10		$19.25	$15.39		$10.46		$9.59
Total investment return at market value	24.20%		34.96%	64.66%		19.15%		7.05%
Total investment return at net asset value	25.40%		38.19%	50.56%		11.05%		4.76%
RATIOS
Expenses to average net assets	1.34%		1.47%	1.72%		1.77%		1.52%
Expenses to average net assets with waiver	1.32%		—	—		—		—
Net investment loss to average net assets	(1.07%)		(1.26%)	(0.64	%)(2)	(1.54	%)(3)	(0.79	%)(4)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$444		$302	$227		$171		$251
Portfolio turnover rate	30.62%		42.23%	77.70%		93.57%		57.45%

(1) Computed using average shares outstanding.

(2) Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4) Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

(5) See Note 1. The rights offering shares were issued at a subscription price of $19.750 which was less than the fund NAV of $22.78 on June 27, 2014 thus creating a dilution effect on the NAV.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (formerly H&Q Life Sciences Investors) (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. Effective October 15, 2014, the name of the Fund changed from H&Q Life Sciences Investors to Tekla Life Sciences Investors.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after September 30, 2014, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the year ended September 30, 2014 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2013	—	$—
Options written	2,323	240,650
Options terminated in closing purchase transactions	(767)	(75,355)
Options exercised	(1,200)	(126,136)
Options expired	(356)	(39,159)
Options outstanding, September 30, 2014	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open options written contracts at September 30, 2014.		Net realized gain on closed or expired option contracts written	$75,355
		Change in unrealized appreciation (depreciation) on option contracts written	$0

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interest on the financial statements as of and for the year ended September 30, 2014:

Statement of Assets and Liabilities, Milestone interest, at value	$0
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interest	($2,962,363)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interest	($3,717,775)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2014 totaled $153,378,496 and $105,992,003, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2014, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2014. Prior to this renewal, in March 2013, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2013. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the years ended September 30, 2014 and September 30, 2013, the Fund did not repurchase any shares through the repurchase program.

Rights Offering

On June 27, 2014, the Fund issued 3,384,276 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on May 30, 2014 were issued one non-transferable right for each share held on that date. The rights entitled the shareholder to purchase one new common share for every three rights held. These shares were issued at a subscription price of $19.750. Proceeds to the Fund were $66,839,451 before deducting the rights offering costs of $344,995.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2014, the Fund reclassified $1,812,772 from accumulated net realized gain on investment and $2,325,672 from undistributed net investment loss to paid in capital, with a net impact of $512,900, to adjust for current period book/tax differences.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

The tax basis components of distributable earnings and the tax cost as of September 30, 2014 were as follows:

Cost of investments for tax purposes	$275,402,071
Gross tax unrealized appreciation	$191,093,511
Gross tax unrealized depreciation	($22,277,068)
Net tax unrealized appreciation on investments	$168,816,443
Undistributed long-term capital gains	$15,172,382
Late year annual loss deferral	($2,853,932)

The Fund has designated the distributions for its taxable years ended September 30, 2014 and 2013 as follows:

	2014	2013
Ordinary income (includes short-term capital gain)	$—	$239,301
Long-term capital gain	$27,402,925	$18,808,052

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at September 30, 2014.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Adviser has contractually agreed to waive a portion of management fees for a one-year period following the completion of the rights offering. During the one-year period ended June 27, 2015, the Adviser will waive its fees such that the Fund will pay a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.75% of the average net assets for the next $250 million, 0.75% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2014, these payments amounted to $46,580 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2014 were as follows:

Issuer	Value on September 30, 2013	Purchases	Sales	Income	Value on September 30, 2014
EBI Life Sciences, Inc.	$13,102				$13,102
Euthymics Biosciences, Inc.	1,099,991				1,099,991
Insightra Medical, Inc.	1,550,000	$622,912			2,170,000
IntelliPharmaceutics International Inc.	1,659,680		$624,297		1,937,349
Neurovance, Inc.	738,080	762,859	—		1,500,553
Palyon Medical Corporation	1,319,874	—	—		663,105
PHT Corporation	4,308,088	—	—		7,846,470
Veniti, Inc.	3,581,754	—	—		4,019,649
	$14,270,569	$1,385,771	$624,297	$0	$19,250,219

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 to value the Fund's net assets. For the year ended September 30, 2014, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals		$2,308,246	$2,613,646	$4,921,892
Healthcare Services		—	7,846,470	7,846,470
Medical Devices and Diagnostics		—	16,370,817	16,370,817
Drug Discovery Technologies			0	0
Pharmaceuticals		6,439,438	—	6,439,438

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$292,714,434		$25,046	$292,739,480
Drug Delivery	3,903,333		632,059	4,535,392
Drug Discovery Technologies	12,748,831		11	12,748,842
Generic Pharmaceuticals	42,472,583		—	42,472,583
Healthcare Services	—		777,777	777,777
Medical Devices and Diagnostics	17,569,068		76,069	17,645,137
Pharmaceuticals	27,649,547		—	27,649,547
Exchange Traded Fund	5,939,139		—	5,939,139
Short-term Investment	—	$4,132,000	—	4,132,000
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	0	0
Other Assets	—	—	468,897	468,897
Total	$402,996,935	$12,879,684	$28,810,792	$444,687,411

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2013	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3		Balance as of September 30, 2014
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$4,912,705	($688,611)	$773,715	($2,384,163)	$—		$2,613,646
Healthcare Services	4,308,088	3,538,382	—	—	—		7,846,470
Medical Devices and Diagnostics	15,587,351	(109,651)	1,107,404	(214,287)	—		16,370,817
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	4,125	1,226,621	1,783,906		(2,989,606	)(a)	25,046
Drug Delivery	544,434	87,625	—	—	—		632,059
Drug Discovery Technologies	11	—	—	—	—		11
Healthcare Services	777,777	—					777,777
Medical Devices and Diagnostics	86,150	(10,081)	—	—	—		76,069
Milestone Interests
Biotechnologies/ Biopharmaceuticals	4,291,294	(4,292,988)	1,694	—	—		—
Medical Devices and Diagnostics	10,690	(10,690)	—	—	—		—
Other Assets	327,115	—	141,782		—		468,897
Total	$30,849,740	($259,393)	$3,808,501	($2,598,450)	$(2,989,606)		$28,810,792
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2014							$(757,147)

(a)  Transfer was made into Level 1 and was due to availability of observable inputs used in determining the market value.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 9/30/2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$733,081	Income approach- Black-Scholes	Discount for lack of marketability	(20%)20%
	23,996,396	Adjusted capital asset pricing model	Discount rate	13%-39% (20.55%)
			Price to sales multiple	0.2-16.8. (2.77)
			Revenue growth rate	12%-148% (62.82%)
	2,833,105	Market approach- recent transaction	(1)	N/A
	1,248,210	Income approach- probability adjusted value	Probability of events	10%-100% (18.48%)
			Timing of events	0.25-3.04 (0.74) years
$28,810,792

(1)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 7% of the Fund's net assets at September 30, 2014.

At September 30, 2014, the Fund had commitments of $547,057 relating to additional investment in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2014. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
AlterG, Inc.
Series C Cvt. Pfd.	4/12/13	$1,427,152	$0.41	$958,661
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,653,315	14.07	1,116,094
Series D Cvt. Pfd.	12/10/10	545,940	3.81	542,779
Series E Cvt. Pfd.	9/14/11	1,253,611	2.85	1,250,781
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00	0
Warrants (expiration 8/15/24)	08/15/14	126	0.00	0
Cvt. Promissory Note	08/15/14	251,153	1.00	251,153
Celladon Corporation
Warrants (expiration 10/10/18)	10/10/13	64	5.07	25,046
Cercacor Laboratories, Inc. Common	3/31/98	0	0.59	75,976
Ceres, Inc.
Warrants (expiration 9/05/15)	9/05/07	20	0.00	0
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/12††	199,963	0.50	1,080,545
Warrants (expiration 4/01/19)	1/03/12††	60	0.00	0
Warrants (expiration 5/06/19)	1/03/12††	5	0.00	0

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	$13,597	$0.01		$13,102
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	2,635,558	0.38		1,099,991
Heron Therapeutics Inc.
Warrants (expiration 7/01/16)	6/30/11	555	4.14		427,387
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12 - 6/13/14	1,003,425	0.38		1,002,943
InnovaCare Health, Inc. Common	12/21/12††	643,296	5.25		777,777
Insightra Medical, Inc.
Series C Cvt. Pfd.	4/29/13 - 4/17/14	2,176,165	0.42		2,170,000
IntelliPharmaCeutics International Inc.
Warrants (expiration 2/01/16)	1/31/11	115	0.64		204,672
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,283,959	0.71		1,743,765
Series D Cvt. Pfd.	12/21/12	68,608	0.83		88,915
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,010,827	0.69		1,480,995
Warrants (expiration 4/01/19)	4/03/09	358	0.00		0
Warrants (expiration 5/06/19)	5/12/09	29	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	203,361	0.08		199,863
Series A-1 Cvt. Pfd.	10/11/12 - 10/10/13	1,304,125	0.08		1,300,690
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	0.00		0
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,068,781	0.00	†	9,606
Series B Cvt. Pfd.	6/28/13	1,312,161	0.07		653,499
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,804,181	1.70		6,102,565
Series E Cvt. Pfd.	9/12/03 - 10/19/04	627,548	1.82		1,461,453
Series F Cvt. Pfd.	7/21/08	81,729	2.84		282,452
Songbird Hearing, Inc. Common	12/14/00	2,003,239	0.67		93
Targegen Milestone Interest	7/20/10	2,962,363	0.00		0
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00 - 8/21/07	2,001,787	0.01		435
Series I Cvt. Pfd.	7/08/05	386,639	0.01		997
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	905,158	0.00		0
Warrants (expiration 7/12/12)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Non-Cvt. Promissory Note	7/12/12	238,513	0.00		0
Non-Cvt. Promissory Note	4/12/13	28,216	0.00		0
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	2,272,029	1.01		2,633,396
Series B Cvt. Pfd.	5/24/13	1,197,448	1.06		1,386,253
Zyomyx, Inc. Common	2/19/99 - 1/12/04	2,601,013	0.25		11
		$37,166,438			$28,341,895

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

† Carrying value per unit is greater than $0.00 but less than $0.01.

†† Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Life Sciences Investors (formerly H&Q Life Sciences Investors) (the "Fund"), including the schedule of investments, as of September 30, 2014, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Life Sciences Investors as of September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 21, 2014

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	3
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	3
Oleg M. Pohotsky 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (2009-2014); Director, Avangard Investment Holdings (since 2010); Director, The New America High Income Fund, Inc. (since 2013).	3
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	3

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1992)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	3
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Bald Peak Land Company, Inc. (since 2008).	3
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund, Tekla Healthcare Investors (HQH) and Tekla Healthcare Opportunities Fund (TQH) (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (2012-2014); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).	3

1  The Address for each Trustee is: Tekla Life Sciences Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)

President of the Fund, HQH and THQ (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (2012-2014); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH and THQ (Since 2009); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Life Sciences Investors; 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

TEKLA LIFE SCIENCES INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 7, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 9, 2014. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Michael W. Bonney	13,058,116	258,449
Oleg M. Pohotsky	13,042,971	273,594
William S. Reardon, CPA	13,069,821	246,744

Michael W. Bonney, William S. Reardon, CPA and Oleg M. Pohotsky were elected to serve until the 2017 Annual Meeting.

Trustees serving until the 2015 Annual Meeting are Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA.

Trustee serving until the 2016 Annual Meeting is Uwe E. Reinhardt.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2014 by the following votes:

For	Against	Abstain
13,110,024	99,245	107,295

TEKLA LIFE SCIENCES INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2014. In February 2015, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2014, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

1-800-451-2597

Item 2.  CODE OF ETHICS.

(a)                                                                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                                                                 No disclosures are required by this Item.

(c)                                                                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                                                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                                                                  Not applicable.

(f)                                                                                   A copy of the Registrant’s Code of Ethics is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $161,250 for the fiscal year ended September 30, 2014 and $95,000 for the fiscal year ended September 30, 2013.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2014 and $4,650 for the fiscal year ended September 30, 2013.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $5,100 for the fiscal year ended September 30, 2014 and $0 for the fiscal year ended September 30, 2013.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) though (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors and Tekla Healthcare Opportunities Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

HQCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)     As of November 26, 2014, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”) and Tekla Healthcare Opportunities Fund (“THQ”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH and THQ.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy. Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a) (2)     The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	2	$1,901 million	0	0	0	0
Christopher F. Brinzey	2	$1,901 million	0	0	0	0
Frank T. Gentile	2	$1,901 million	0	0	0	0
Jason C. Akus	2	$1,901 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH and THQ, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)     As of September 30, 2014, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the NASDAQ Biotechnology Index, the S&P 500 Index and certain private venture capital based performance indices during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)     As of September 30, 2014, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2013 — Oct. 31, 2013)
Month #2 (Nov. 1, 2013 — Nov. 30, 2013)
Month #3 (Dec. 1, 2013 — Dec. 31, 2013)
Month #4 (Jan. 1, 2014 — Jan. 31, 2014)
Month #5 (Feb. 1, 2014 — Feb. 28, 2014)
Month #6 (Mar. 1, 2014 — Mar. 31, 2014)
Month #7 (Apri. 1, 2014 — Apri. 30, 2014)
Month #8 (May 1, 2014 — May 31, 2014)
Month #9 (June 1, 2014 — June 30, 2014)
Month #10 (Jul. 1, 2014 — Jul. 31, 2014)
Month #11 (Aug. 1, 2014 — Aug. 31, 2014)
Month #12 (Sep. 1, 2014 — Sep. 30, 2014)
Total

(1)   In March 2014, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by  Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1)               The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2)               Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(b)                                   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	11/26/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	11/26/14

* Print the name and title of each signing officer under his or her signature.